UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 24, 2019,  Mr. Bruce A. Stanski, Executive Vice President and Chief Financial Officer of Fluor Corporation (the “Corporation”), stepped down from his position as Chief Financial Officer, effective June 1, 2019.  Mr. Stanski will remain with the Corporation and support the office of the chief executive officer, focusing on analyzing the Corporation’s investments and joint ventures in line with the Corporation’s strategic review.

(c)           On May 24, 2019, the Board of Directors appointed Mr. D. Michael Steuert as the Corporation’s Chief Financial Officer, effective June 1, 2019.  Mr. Steuert, age 71, served as Senior Vice President and Chief Financial Officer of the Corporation from May 2001 until his retirement in 2012.  Mr. Steuert serves as a director of Weyerhaeuser Company, Great Lakes Dredge & Dock Corporation, and Liquefied Natural Gas Limited.  Until 2015, Mr. Steuert served as a director of Prologis, Inc.

Mr. Steuert does not have any family relationships with any director or executive officer of the Corporation, and there are no arrangements or understandings with any person pursuant to which he was selected as an officer of the Corporation. In addition, there have been no transactions involving Mr. Steuert that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

In his role as Chief Financial Officer, Mr. Steuert will receive an annual base salary for 2019 of $830,000, pro-rated from his appointment as of June 1, 2019.   In connection with his appointment, Mr. Steuert will receive equity awards under the Corporation’s 2017 Performance Incentive Plan valued at $2,059,200 based on the closing price of the Corporation’s common stock on May 31, 2019, of which  $1,271,700 will be in the form of restricted stock units, and $787,500 will be in the form of stock options.  Mr. Steuert’s past service with the Corporation will be recognized for purposes of retirement eligibility under the Corporation’s equity awards and he will participate in other compensation programs available generally to the Corporation’s executive officers.

Further details concerning the Corporation’s executive compensation program are described in the Corporation’s definitive proxy statement dated March 11, 2019, under the heading “Compensation Discussion and Analysis.”

Item 7.01.  Regulation FD Disclosure.

A copy of the Corporation’s press release regarding the appointment of Mr. Steuert as Chief Financial Officer is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on May 28, 2019, announcing appointment of CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 28, 2019	FLUOR CORPORATION

	By:	/s/ Dawn A. Stout
Dawn A. Stout
Senior Vice President, Chief Compliance Officer and Secretary